                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 28, 2000



                           Supply Chain Services Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-26049
                            ------------------------
                            (Commission file number)


               Delaware                               59-2159951
    ------------------------------       ----------------------------------
     (State or other jurisdiction         (IRS Employer Identification No.)
      of incorporation)


      8/F Guangdong Textile Centre, 22 Minden Avenue, Tsimshatsui, Kowloon,
      Hong Kong or c/o Registered Agents, Ltd., 1220 North Market Street,
                        Suite 606, Wilmington, DE 19801
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                        (852) 2366-8312 or (302) 421-5750
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Paddington Inc.

        Suite E, 15/F, Ho Lee Commercial Building, 40 D'Aguilar Street,
      Central, Hong Kong or c/o Registered Agents, Ltd., 1220 North Market
                    Street, Suite 606, Wilmington, DE 19801
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On August 28, 2000, Supply Chain Services Inc., formerly Paddington Inc., a Delaware corporation (the "Registrant") consummated a stock-for-stock merger transaction whereby the Registrant acquired, for an aggregate price of US$2,733.33, 10,000 shares of common shares, par value HK$1 each, representing all of the issued and outstanding shares of Supply Chain Services Limited, a Hong Kong corporation ("SCSL") in exchange for the issuance by the Registrant of 27,333,333 shares of its restricted common stock to SCSL shareholders and a designee of one of SCSL's shareholders pursuant to the Share Exchange Agreement (the "Agreement") signed on the same date by and amongst the Registrant, SCSL, Gi-Tech Developments Limited and Miss Pauline Wai Man Chu.

         The transaction was effected by means of a stock-for-stock merger, pursuant to which SCSL has become a wholly-owned subsidiary of the Registrant. The consideration paid by the Registrant for SCSL's shares was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of SCSL and its shares, following an investigation of, and discussions with, SCSL and its representatives concerning SCSL, its business, and prospects.

         As a result of this transaction, on September 4, 2000, Messrs. King Kwok Yu and Richard Che Keung Wong resigned their positions as Directors of the Registrant, and Mr. Thomas Yan Chuen Chu and Miss Pauline Wai Man Chu were appointed as Directors of the Registrant. On the same day, Mr. King Kwok Yu also resigned his position as President of the Registrant, but continues to act as the Registrant's Treasurer, Secretary and Controller, and Mr. Richard Che Keung Wong continues as Vice President - Corporate Development of the Registrant. On September 4, 2000, Thomas Yan Chuen Chu was also appointed as President of the Registrant. Mr. Hardy Kung Chin Lok remains as a Director and shareholder to the Registrant.

         Mr. Thomas Yan Chuen Chu is the beneficial owner of all of the issued and outstanding common stock of GI-Tech Developments Limited ("GI-Tech"), and as such is the beneficial owner of all 25,299,999 shares of the Registrant now owned by GI-Tech. In connection with the transaction, Gi-Tech designated Mr. Tze Tat Fung to receive 666,667 shares of Common Shares of the Registrant in consideration for Mr. Fung's provision of informal advice to GI-Tech in different areas in the past. Miss Pauline Wai Man Chu received 1,366,667 shares of Registrant's shares in connection with the transaction. To the Registrant's knowledge, there is no other material relationship between any of the former stockholders of SCSL and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such officer or director.

         The Registrant now intends to engage in the business of a supply chain management services provider serving mainly US companies buying consumer goods from Asia. The Registrant's wholly-owned subsidiary, SCSL, has its headquarters in Hong Kong and has representative offices in the People's Republic of China and in Taiwan.

         As a result of the acquisition, there are 33,333,333 shares of Common Stock issued and outstanding and control of the Registrant passed to GI-Tech. The new controlling shareholder is:

                                      Number
Name and Address                  of Common Shares   Percent of Class
--------------------------------  ----------------   ----------------
GI-Tech Developments Limited (1)     25,299,999           75.90%
8/F Guangdong Textile Centre
22 Minden Avenue, Tsimshatsui
Kowloon, Hong Kong

--------------
(1) GI-Tech Developments Limited is a privately held corporation organized under the laws of the British Virgin Islands. All of the issued and outstanding common stock of GI-Tech is beneficially owned by Mr. Thomas Yan Chuen Chu, whose address is also 8/F Guangdong Textile Centre, 22 Minden Avenue, Tsimshatsui, Kowloon, Hong Kong.

         The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the past and current directors, and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of September 11, 2000, is as follows:

                                     AMOUNT OF
NAME AND                             BENEFICIAL              PERCENT OF
ADDRESS                             OWNERSHIP(1)               CLASS
--------                            ------------            ----------
COMMON STOCK

Thomas Yan Chuen Chu                           0(2)             0.00%
President, and Current Director
8/F Guangdong Textile Centre
22 Minden Avenue, Tsimshatsui
Kowloon, Hong Kong

Pauline Wai Man Chu                    1,366,667                4.10%
Current Director
Secretary and Director
8/F Guangdong Textile Centre
22 Minden Avenue, Tsimshatsui
Kowloon, Hong Kong

King Kwok Yu                           2,000,000                6.00%
Treasurer, Secretary, Controller
and Past Director
Suite E, 15/F, Ho Lee
Commercial Building, 40
D'Aguilar Street, Central
Hong Kong

Richard Che Keung Wong                 2,000,000                6.00%
Past Director
Suite E, 15/F, Ho Lee
Commercial Building, 40
D'Aguilar Street, Central
Hong Kong

Hardy Kung Chin Lok                    2,000,000                6.00%
Current Director
Suite E, 15/F, Ho Lee
Commercial Building, 40
D'Aguilar Street, Central
Hong Kong

GI-Tech Developments Limited          25,299,999(2)(3)         75.90%
8/F Guangdong Textile Centre
22 Minden Avenue, Tsimshatsui
Kowloon, Hong Kong

Tze Tat Fung                             666,667(3)             2.00%
Room 1316, Yat Hei House
Tung Hei Court, Shau Kei Wan
Hong Kong
-----------------------------------------------------------------------
All Current Directors                  5,366,667(2)            16.10%
and Officers as a Group (3 persons)

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

(2) Mr. Thomas Yan Chuen Chu is the beneficial owner of all of the issued and outstanding common stock of GI-Tech Developments Limited and as such has beneficial ownership of all 25,999,999 shares of the Registrant now owned by GI-Tech Developments Limited.

(3) In connection with the share exchange transaction described above, Gi-Tech Developments Limited designated Mr. Tze Tat Fung to receive 666,667 shares of Common Shares of the Registrant in consideration for Mr. Fung's provision of informal advice to Gi-Tech Development Limited in different areas in the past.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         As described in Item 1 above, on August 28, 2000, the Registrant acquired, for an aggregate price of US$2,733.33, paid in the form of 10,000 shares of Common Shares, par value HK$1 each, of SCSL which represent 100% of SCSL's issued and outstanding shares in exchange for the issuance by the Registrant of 27,333,333 shares of restricted common stock to SCSL shareholders and a designee of one of SCSL's shareholders pursuant to the Share Exchange Agreement (the "Agreement") signed on the same date by and amongst the Registrant, SCSL, Gi-Tech Developments Limited and Miss Pauline Wai Man Chu.

         The transaction was effected by means of a stock-for-stock merger, pursuant to which SCSL has become a wholly-owned subsidiary of the Registrant. The consideration paid by the Registrant for SCSL's shares was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of SCSL and its shares, following an investigation of, and discussions with, SCSL and its representatives concerning SCSL, its business, and prospects.

         As a result of this transaction, on September 4, 2000, Messrs. King Kwok Yu and Richard Che Keung Wong resigned their position as Directors of the Registrant, and Mr. Thomas Yan Chuen Chu and Miss Pauline Wai Man Chu were appointed as Directors of the Registrant. On the same day, Mr. King Kwok Yu also resigned his position as President of the Registrant, but continues to act as the Registrant's Treasurer, Secretary and Controller, and Mr. Richard Che Keung Wong continues as Vice President - Corporate Development of the Registrant. On September 4, 2000, Thomas Yan Chuen Chu was also appointed as President of the Registrant. Mr. Hardy Kung Chin Lok remains as a Director and shareholder to the Registrant.

         Mr. Thomas Yan Chuen Chu is the beneficial owner of all of the issued and outstanding common stock of GI-Tech Developments Limited ("GI-Tech"), and as such is the beneficial owner of all 25,299,999 shares of the Registrant now owned by GI-Tech. In connection with the transaction, Gi-Tech designated Mr. Tze Tat Fung to receive 666,667 shares of Common Shares of the Registrant in consideration for Mr. Fung's provision of informal advice to GI-Tech in different areas in the past. Miss Pauline Wai Man Chu received 1,366,667 shares of Registrant's shares in connection with the transaction. To the Registrant's knowledge, there is no other material relationship between any of the former stockholders of SCSL and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such officer or director.

         The Registrant is now engaging in the business of a supply chain management services provider serving mainly US companies buying consumer goods from Asia. The Registrant's wholly-owned subsidiary, SCSL, has its headquarters in Hong Kong and has representative offices in the People's Republic of China and in Taiwan.

Item 4. Changes in Registrant's Certifying Accountant

(a)      Resignation of Independent Accounting Firm

         (i) Arthur Andersen & Co. the Registrant's certifying accountant resigned at the Registrant's request as the Registrant's auditor on September 8, 2000.

         (ii) The certifying accountant's report on the financial statements for the periods from March 29, 1999 (date of incorporation) to April 30, 1999 and from March 29, 1999 (date of incorporation) to December 31, 1999 contained no adverse opinion, no disclaimer of opinion nor was qualified or modified as to uncertainty audit scope or accounting principals.

         (iii) The Board of Directors approved the change in auditor at its meeting on September 4, 2000.

         (iv) During the period from March 29, 1999 (date of incorporation) to December 31, 1999 and subsequent interim periods preceding their resignation, the Registrant had no disagreements with the certifying accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the certifying accountants, would have caused it to make reference to the subject matter of the disagreements in connection with their report.

         (v)      Not applicable.

(b)      Engagement of New Independent Accountants

         On September 5, 2000, the Registrant's board of directors formally approved the engagement of Messrs. Areson & Company as its new certifying accountants (the "new accounting firm") to audit the Registrant's financial statements.

         The Registrant, during the period from March 29, 1999 (date of incorporation) to December 31, 1999 and subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

ITEM 5. OTHER EVENTS

         On August 31, 2000, the Registrant changed its name from Paddington Inc. to Supply Chain Services Inc.

         On September 4, the Registrant changed its principal executive to 8/F Guangdong Textile Centre, 22 Minden Avenue, Tsimshatsui, Kowloon, Hong Kong. The Registrant's new telephone number is (852) 2366-8312.

ITEM 6. RESIGNATIONS AND APPOINTMENT OF REGISTRANT'S DIRECTORS AND OFFICERS

         On September 4, 2000, Messrs. King Kwok Yu and Richard Che Keung Wong resigned their position as Directors of the Registrant, and Mr. Thomas Yan Chuen Chu and Miss Pauline Wai Man Chu were appointed as Directors of the Registrant. On the same day, Mr. King Kwok Yu also resigned his position as President of the Registrant. Mr. King Kwok Yu remains to act as the Registrant's Treasurer, Secretary and Controller. Mr. Richard Che Keung Wong presently is the Vice President - Corporate Development of the Registrant. On September 4, 2000, Thomas Yan Chuen Chu was also appointed as President of the Registrant. Mr. Hardy Kung Chin Lok remains as a Director and shareholder to the Registrant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. The required financial statements are unavailable as of the date hereof. Pursuant to paragraph (a)(4) of Item 7, the required historical financial information will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder as soon as practicable, but in no event later than October 27, 2000.

         (b) Pro Forma Financial Information. The required financial statements and pro forma financial information is unavailable as of the date hereof. Pursuant to paragraph (b)(2) of Item 7, the required pro forma financial information will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder as soon as practicable, but in no event later than October 27, 2000.

         (c) Exhibits

         2. Agreement and Plan of Reorganization

         2.1. Share Exchange Agreement dated as of August 28, 2000, among the Registrant, Supply Chain Services Limited, Gi-Tech Developments Limited and Pauline Wai Man Chu.

         16.1 Letter from Arthur Andersen & Co. re. Change in certifying accountant

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 11, 2000                      SUPPLY CHAIN SERVICES INC.



                                           By: /s/ Thomas Yan Chuen Chu
                                               ------------------------------
                                           Name:  Thomas Yan Chuen Chu
                                           Title: President